SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
 |_|  Preliminary Proxy Statement   |_|  Confidential, for Use of the Commission
                                        only (as permitted by Rule 14a-6(e) (2))
 |X|  Definitive Proxy Statement
 |_|  Definitive Additional Materials
 |_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Ocean Bio-Chem, Inc.

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of filing fee (Check the appropriate box):
         |X| No fee required.
         |_| Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and
           0-11.

           (1) Title of each class of securities to which transaction applies:

           (2) Aggregate number of securities to which transaction applies:

           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           (4) Proposed maximum aggregate value of transaction:

           (5) Total fee paid:


         |_| Fee paid previously with preliminary materials:


         |_|Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1) Amount previously paid:

           (2) Form, Schedule or Registration Statement no.:

           (3) Filing Party:

           (4) Date Filed:

                              OCEAN BIO-CHEM, INC.
                               4041 S.W. 47 Avenue
                         Fort Lauderdale, Florida 33314


April 13, 2004



United States Securities and Exchange Commission
Washington, D.C. 20549




                             RE: OCEAN BIO-CHEM, INC.
                                 Commission File 2-70197
                                 59-1564329


Dear Sir or Madam:

     This letter serves as a transmittal for the above referenced Registrant's Proxy Statement and related materials. The original mailing of these materials to shareholders will be carried out on or about April 23, 2004.

Very truly yours,


/s/ Peter G. Dornau
Peter G. Dornau
President and Chief Executive Officer

                              OCEAN BIO-CHEM, INC.
                              4041 S. W. 47 Avenue
                         Fort Lauderdale, Florida 33314

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 3, 2004


TO THE SHAREHOLDERS OF OCEAN BIO-CHEM, INC.

     NOTICE IS HEREBY GIVEN that the 2004 annual Meeting of Shareholders of Ocean Bio-Chem, Inc., a Florida corporation, will be held at the offices of Ocean Bio-Chem, Inc., 4041 S. W. 47 Avenue, Fort Lauderdale, Florida 33314, on June 3, 2004 at 10:00 a.m. and any and all adjournments thereof, for the following purposes:

     1.To elect seven (7) directors of the Company to serve until the next Annual Meeting of Shareholders or until their respective successors have been duly elected and qualified;

     2. To consider and act upon a proposal to ratify the appointment of Berkovits, Lago & Company, LLP as the independent certified public accountants of the Company.

     3. To transact such other business as properly may come before the meeting or any adjournments thereof.

     All Shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly. The giving of the proxy will not affect your right to vote in person if you attend the Meeting. Your proxy may be revoked at any time before it is voted at the Meeting by following the instruction set forth on page 1 of the attached Proxy Statement.

     Only Shareholders of record of the Common Stock of the Company at the close of business on April 16, 2004 are entitled to notice of and to vote at the Meeting or at any and all adjournments thereof. The accompanying Proxy is being solicited by the Board of Directors of the Company.

BY ORDER OF THE BOARD OF DIRECTORS


/s/ Peter G. Dornau
PETER G. DORNAU
President and Chief Executive Officer
Fort Lauderdale, Florida

                              OCEAN BIO-CHEM, INC.
                              4041 S. W. 47 Avenue
                         Fort Lauderdale, Florida 33314
                                                                  April 13, 2004
                                 PROXY STATEMENT

                               General Information

     The accompanying proxy is solicited by the Board of Directors of the Company to be used at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company on June 3, 2004 at 10:00 a.m., and at any adjournments thereof. The proxy will be voted in accordance with the instructions thereon if it is returned duly executed and is not revoked.

     The proxy hereby solicited is revocable at any time prior to its exercise by sending in a subsequent proxy (with the same or other instructions), by appearing at the Annual Meeting of Shareholders and voting in person, or by notifying the Company in writing that it is revoked. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to attend and/or vote at the meeting.

     This proxy statement and the accompanying proxy will be mailed to shareholders on or about April 23, 2004. The record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting has been fixed as April 16, 2004. Only holders of shares of record at the close of business on that date of the Company's Common Stock, par value $.01 per share (hereinafter the "Shares"), will be entitled to notice of, and privilege to vote at said meeting. As of that record date, the number of outstanding shares entitled to vote are 5,277,313 shares of Common Stock and each share is entitled to vote one vote. The Company is bearing the cost of soliciting proxies. The proxies are being solicited by the Board of Directors of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information at December 31, 2003 with respect to the beneficial ownership of the Registrant's Common Stock by holders of more than 5% of such stock and by all directors and officers of the Registrant as a group:

Title of            Name and Address of                         Amount and Nature of        Percent
 Class                 Beneficial Owner                          Beneficial Ownership*     of  class
--------            -------------------                         ----------------------     ----------
Common            Peter G. Dornau, President, Director             2,969,568*                 52.3%
                  Fort Lauderdale, FL 33317

Common            Edward Anchel, Vice President - Finance,
                  Director
                  Boynton Beach, FL 33437                            316,026*                  5.6%

Common            Jeffrey Tieger, Vice President, Secretary,
                  Director
                  Plantation, FL 33314                               423,480*                  7.5%

Common            James Kolisch, Director
                  Coral Gables, FL 33114                              36,167*                   .6%

Common            Laz L. Schneider, Director
                  Fort Lauderdale, FL 33305                           20,000*                   .4%

Common            John B. Turner, Director
                  Miami, FL 33186                                     28,663*                   .5%

Common            Sonia B. Beard, Director
                  Merritt Island, FL 32952                            10,000*                   .2%

Common            All directors and officers as a group
                           7 individuals                           3,803,904*                 67.1%


     *Includes all outstanding options to purchase shares of the Company's common stock as follows:

     On March 25, 1999, the Company granted Messrs. Dornau and Tieger a five-year option for 115,500 shares each, as adjusted for the Company's stock dividend distributions of 2000 and 2002, at an exercise price of $.758 per share representing the market price at the time of grant. Such grants were awarded in consideration of their making a loan to the Company in the amount of $400,000 from an affiliated company in which they are each 50% co-shareholders.

     As of December 31, 2003, pursuant to the Company's various stock option plans, and other, Mr. Dornau has options to acquire 241,700 shares of the Company's common stock of which 194,200 shares are exercisable at prices ranging between $.57 and $1.39 within 60 days of the issuance of the Registrant's December 31, 2003 financial statements.

     As of December 31, 2003, pursuant to the Company's various stock option plans, and other, the Company's directors and officers as a group, have options to acquire 708,475 shares of the Company's common stock of which 565,975 shares are exercisable at prices ranging between $.57 and $1.39 within 60 days of the issuance of the Registrant's December 31, 2003 financial statements.

PROPOSAL ONE   -  ELECTION OF DIRECTORS

     At the Annual Meeting, seven (7) directors are to be elected to serve until the next Annual Meeting or until their successors are elected and qualified. Unless otherwise specified in the proxy, the shares represented by the proxy hereby solicited will be voted by the persons designated as proxies for the persons named in the following table, all of whom are now directors of the
Company:

                                           Executive
                           Director         officer                           Sole
Name                        since            since              Age        occupation
---------------            --------        ---------            ---        ----------
Peter G. Dornau             1973              1973              64           President,  Chief Executive Officer and
                                                                               Chairman of the Board of Ocean Bio-Chem,  Inc.
                                                                               since 1973.

Edward Anchel               1998              1999              57           Vice President - Finance, Chief Financial Officer,
                                                                               Director, Ocean  Bio-Chem,  Inc.  joined the Company
                                                                               in March 1999. For five years prior thereto,  he was
                                                                               the CFO of a privately held manufacturing entity.

Jeffrey Tieger              1977              1977              60           Vice President,  Director,  Ocean Bio-Chem,  Inc. since
                                                                               1977; Secretary since 1982.

Laz L. Schneider            1998                -               64           Attorney with the law firm of Berger Singerman since
                                                                               1991.

James Kolisch               1998                -               52           President of Kolisch Insurance since 1978.

John B. Turner              2000                -               56           Retired insurance and financial  services executive.

Sonia B. Beard              2003                -               33           Domestic  Programs  Manager,  Walt  Disney  Parks and
                                                                               Resorts since 1997, licensed Florida CPA.

         The terms of office of all existing directors expire in June 2004


     The Company's Board of Directors held two (2) meetings during the year ended December 31, 2003, at which all the directors were present. The Company has no standing nominating or compensation committees of the Board of Directors, or committees performing similar functions. There is no family relationship between any director or nominee for director of the Company and any other director, nominee or executive officer of the Company. There is no arrangement or understanding between any such director and any other person pursuant to which such director was selected as a director or nominee for director of the Company. Directors receive no compensation for serving in such capacity. Officers of the Company serve at the pleasure of the Board of Directors.

Audit Committee:

     The Board of Directors has had an audit committee since 1999. The current composition includes the following directors: Sonia B. Beard, Financial Expert and Chairperson, James Kolisch, and John B. Turner. The function of such committee is to receive the auditors' report and to instruct the Board on their recommendations. The Shareholders ratified a charter for the Audit Committee at the June 9, 2000 Annual Meeting of Shareholders. On March 24, 2004, the Board of Directors adopted a Restated Audit Committee Charter. Such document is attached hereto as Exhibit A.

     The Audit Committee met three times since last year's Annual Meeting of Shareholders. All committee members and a representative of the Company's independent auditing firm, Berkovits, Lago and Company, LLP was present at such meetings. The Company believes that all members of the Audit Committee are independent, as defined in Rule 4200(a)(15) of the NASDAQ listing standards. The following matters were discussed or reviewed:

March 30, 2004 Meeting:

     1. The committee reviewed and discussed the Company's audited financial statements with management and the Company's Independent Certified Public Accountant.

     2. The committee discussed, with the independent auditor, the matters required to be discussed by Statement of Auditing Standards Number 61, as may be modified or supplemented.

     3 The committee received the written disclosures and the letter from the Company's independent auditor required by Independence Standards Board Standard Number 1, as may be modified or supplemented, and discussed with the independent auditor the independent accountant's independence.

     4. Based on the foregoing, the audit committee ratified the inclusion of the audited financial statements as of December 31, 2003 and the year then ended be included in the Company's Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission.

February 10, 2004 Meeting:

     The committee received a presentation of the Company's financial position as of December 31, 2003 and operating results for the year then ended based on internal financial statements as the audit had just begun.

June 19, 2003 Meeting:

     The committee received a presentation of the Company's financial position as of March 31, 2003 and operating results for the quarter then ended based on Form 10-Q as filed with the United States Securities and Exchange Commission.

     On March 24, 2004, the Board of Directors adopted a Code of Ethics to be followed by all officers, directors and employees of the Company and its subsidiaries. Such document is attached hereto as Exhibit B.

Nominating Committee:

     The Board of Directors does not have a Nominating Committee or a Nominating Committee Charter. The Board of Directors nominates members of the Board.

     The Board of Directors is responsible for identifying individuals qualified to become members of the Board of Directors, and nominating persons for election as directors at the annual meeting of shareholders and the persons to fill any vacancies on the Board.

     Directors are not required to meet any specific or minimum qualifications. The Board attempts to identify persons who have the requisite experience and expertise to be an asset to the Company.

     The Board will consider nominees for the Board of Directors recommended by shareholders. Nominations by shareholders must be in writing, must include the full name of the proposed nominee, a brief description of the proposed nominee's business experience for at least the previous five years, and a representation that the nominating shareholder is a beneficial or record owner of the Company's common stock. Any such submission must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. Nominations must be delivered to the Board at the following address:

         Board of Directors
         Ocean Bio-Chem, Inc.
         4041 SW Forty-Seventh Avenue
         Fort Lauderdale, Florida 33314-4023

     The Board of Directors is required to review the qualifications and backgrounds of all directors and nominees (without regard to whether a nominee has been recommended by shareholders), as well as the overall composition of the Board of Directors, and recommend a slate of directors to be nominated for election at the annual meeting of shareholders, or, in the case of a vacancy on the Board of Directors, elect a director to fill such vacancy.

The Board of Directors recommends a vote FOR the nominees.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table sets forth, as of January 1, 2004, information concerning the number of shares of Common Stock beneficially owned by each director and nominee individually and by all executive officers and directors of the Company as a group. Peter G. Dornau owns approximately 52.7% of the outstanding Common Stock of the Company. All executive officers and directors as a group own approximately 65.4% of such Common Stock. The totals shown below for each person and for the group includes shares held personally, shares held by family members, and shares acquirable within sixty (60) days of January 1, 2004 by the exercise of stock options granted under the Company's Stock Option Plans.

Account and Nature of Beneficial Ownership (1)

Name of               Direct owner-                   Exercisable         Deferred
beneficial             ship number                      options          share units
owner                 of shares (2)        %           (3)(4)(5)             (5)
-----------           -------------      -----        -----------        -----------
Peter G. Dornau         2,727,868        55.0%          194,200              47,500

Edward Anchel             160,951         3.2%          107,575              47,500

Jeffrey Tieger            181,780         3.7%          194,200              47,500

Laz Schneider                 -            -             20,000                -

James Kolisch              16,167          .3%           20,000                -

John B. Turner              8,663          .2%           20,000                -

Sonia B. Beard               -             -             10,000                -
                        ---------        -----          -------             -------

All executive officers
and directors as
a group                 3,095,429        62.4%          565,975             142,500
                        =========        =====          =======             =======


     (1) Each person has sole voting and investment power with respect to all shares shown except as indicated below.

     (2) Includes only shares directly owned by respective director/officer and specifically does not include any shares acquirable through the exercise of options as presented above.

     (3) Represents shares subject to stock options that are exercisable at prices ranging between $.57 and $1.39 currently or within sixty (60) days of January 1, 2004.

     (4) On March 25, 1999, the Company granted Messrs. Dornau and Tieger a five year option for 115,500 shares each, as adjusted for the Company's stock dividend distributions of 2000 and 2002, at an exercise price of $.758 representing the market price at the time of grant. Such grants were awarded in consideration of their making a loan to the Company in the amount of $400,000 from an affiliated company in which they are each 50% co-shareholders.

     (5) Pursuant to the Company's various stock option plans, the Company's directors and officers, as a group, have options to acquire 708,475 shares of the Company's common stock of which 501,975 shares are exercisable at prices ranging between $.57 and $1.39 within 60 days of the issuance of the Registrant's December 31, 2003 financial statements.

Executive Compensation:

     The following table sets forth the amount of compensation of each officer of the Company who earned in excess of $100,000 annually for each of the years 2003, 2002, and 2001.

SUMMARY COMPENSATION TABLE

Name and
principal position               Annual compensation                  Long term compensation
------------------               -------------------                  ----------------------

                                                               Restricted
                                                                 stock         Options     Underlying
                            Year      Salary      Bonus         awards         SARs(1)      security
                            ----      ------      -----        ----------      -------     ------------

Peter G. Dornau, CEO        2003     $109,000         -         $15,750           -              -
                            2002     $109,000    $12,000        $16,300         25,000     Common stock
                            2001     $109,000         -         $11,100         25,000     Common stock

Edward Anchel, CFO          2003     $100,400         -         $15,750           -              -
                            2002     $100,400    $12,000        $27,300         25,000     Common stock
                            2001     $100,400         -         $ 7,300         25,000     Common stock

     (1) The Company currently maintains four (4) separate plans under which stock options may be awarded to employees. However, the Company does not maintain a "long-term incentive plan," as that term is used in the applicable SEC rules, under which payments are measured by performance of the Company over longer than a one-year period. Common stock options are usually valued at fair market value on date of grant.

    Stock Option Plans:

     The Company has in effect the 1991, 1992, 1994, and 2002 Incentive Stock Option Plans (the "1991 Plan", "1992 Plan", "1994 Plan", and "2002 Plan"); and the 2002 Non-qualified Stock Option Plan that permit the granting of stock options to purchase shares of Common Stock of the Company. The 1991 and 1992 Plans have options outstanding, but such plans have terminated and no further grants are allowable under such plans. All employees of the Company and its subsidiaries are eligible to be selected to participate in the 1994 and 2002 Qualified Plans and others can participate in the 2002 Non-qualified Plan. The Plans are administered by the Board of Directors, which selects individuals to be participants and determines the type and number of awards to be granted.

     The option price for stock options granted under all Plans is stipulated to be not less than the fair market value of Common Stock on the date of grant and the term of each option is fixed by the Committee. Options become exercisable as determined by the Board of Directors.

Options/SAR Grants in Last Fiscal Year

     During the year ended December 31, 2003, no SAR's were awarded. Stock options aggregating 40,000 shares were granted to certain employees, directors and consultants under the foregoing plans. The tabulation presented below reflects data required to be disclosed relating to such stock options and SAR's held by executive officers of the Company at December 31, 2003:




                                                              (1)                       (1)             (2)
                        Shares                       Number of options/SAR's        Value of in-the-money options/
                       acquired      Value            at end of fiscal year           SAR's at end of fiscal year
Name                  by exercise   realized      exercisable     unexercisable        exercisable        unexercisable
---------------       -----------   --------      -----------------------------        --------------------------------
Peter G. Dornau            -           -          194,200             47,500           $180,315             $28,350
Edward Anchel              -           -          107,575             47,500            101,303              32,600
Jeffrey Tieger             -           -          194,200             47,500            182,065              32,600
                      -----------   --------      -------            -------           --------             -------

                                                  495,975            142,500           $463,683             $93,550
                                                  =======            =======           ========             =======

     1. No SAR's were outstanding at December 31, 2003.

     2. The value of unexercised "in-the-money" options/SAR's at December 31, 2003 was calculated by determining the difference between $1.70, the fair market value of the underlying Common Stock at December 31, 2003 and the option price. An option is "in-the-money" when the fair market value of the underlying Common Stock exceeds the exercise price of the option.

Report of the Compensation Committee:

     The Board of Directors (the "Committee") is responsible for setting the policies and approving the practices of the Company in its compensation to executive officers, including those named in the compensation table in this Proxy Statement. The Company has no separate compensation committee.

     In carrying out its responsibility in 2003, the Committee considered the following:

     1. The Company's financial performance;

     2. The Company's policies and practices for compensation of employees generally;

     3. The historical philosophy of the Company to reward according to merit, commitment to, and performance of, the Company.

     The compensation structure for all employees of the Company, including the executive officers named in the compensation tables in this Proxy Statement, consists of base salary, paid weekly. Base salary of an employee is designed to be competitive with base salaries in the Company's geographical areas of operation.

     Executive officers and other key employees may receive additional cash bonuses under a variable award plan. These bonuses are paid from a bonus pool determined by the Board of Directors based upon the performance of the Company. Individual bonuses are determined by an executive's level of responsibility within the Company and the executive's performance in any year.

     Executive officers and other key employees may also receive compensation in the form of stock options. The number of stock options granted to an executive is determined by the Board of Directors and depends principally upon an individual's level of responsibility within the Company and performance by the individual. Since stock options are granted at the average market price on the date of grant and have value only if the market price on the underlying Common Stock increases, and since the exercisability of options vests over a five (5) year period after the grant date, the Board of Directors believes stock options provide an appropriate long-term incentive for those receiving grants, as well as stability in the work force. In addition, the Company, from time to time, awards direct grants of its restricted common stock to encourage stock ownership and retention of Common Stock by employees. Messrs. Dornau, Anchel, and Tieger are members of the Board of Directors.

Performance Comparisons:

     The following chart compares the Annual Shareholder Return of the Company for the five years ended December 31, 2003 to the cumulative total shareholder return of (a) the NASDAQ market US stocks, and (b) the Industry Index, which is the NASDAQ Non-Financial Stocks index. This graph will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Act of 1934, except to the extent that the Company specifically incorporates it by reference, and will not otherwise be deemed to be soliciting material or to be filed under such Acts.

     The Company believes that no single peer index or peer company is totally comparable to the Company's business. The peer indices used to compare total shareholder return include companies which supply to diverse markets. Some of the Company's direct competitors are divisions that represent small portions of companies and are not included in the peer comparisons since information is not available to the Company to show those divisions separately from the parent.



      [GRAPHIC OMITTED][GRAPHIC OMITTED]

DATA FOR CHART:

                        1998      1999     2000     2001     2002     2003
                        ----      ----     ----     ----     ----     ----
Ocean Bio-Chem, Inc.    100.0%    95.4%    60.0%   116.0%   117.6%   136.0%
NASDAQ US               100.0%   196.1%   114.5%    87.5%    57.2%    87.5%
NASDAQ Non Financial    100.0%   185.4%   111.8%    88.7%    61.3%    91.7%






EMPLOYEE AND EXECUTIVE OFFICER BENEFIT PLANS

     The Company maintains the stock option and bonus plans described above in this Proxy Statement and the group health, hospitalization and life insurance plans generally available to all employees. The Company does not maintain a pension plan, profit-sharing plan, executive death benefit plan, executive salary continuation plan, or severance payment plan. A 401(k) savings plan is sponsored by one of the Company's subsidiaries. It is non-contributory by the Company and none of the executive officers of the Company participate in such plan.

CERTAIN TRANSACTIONS

     On May 1, 1998, the company entered a ten year lease for approximately 12,700 square feet of office and warehouse facilities in Fort Lauderdale, Florida from an entity owned by certain officers of the Company. The lease requires a minimum rental of $94,800 for the initial year with provisions for annual increases of 2%. In addition, the Company is charged for real estate taxes, operating expenses and common area maintenance charges. The Company believes that the terms of this lease are comparable to those of similar properties in the same geographic area of the Company available from unrelated third parties. Rent charged to operations during the year ended December 31, 2003 aggregated approximately $100,500.

     The Registrant acquired the rights to the "Star brite" name and products only for the United States and Canada in conjunction with its original public offering during March, 1981. The president of the Registrant is the beneficial owner of three companies which market Star brite products outside the United States. The Registrant has advanced monies to assist in such foreign marketing in order to establish an international trademark. At December 31, 2003 and 2002, the Company had amounts due from affiliated companies that are directly or beneficially owned by the Company's president aggregating approximately $172,925 and $612,275, respectively. Such advances were made primarily to international affiliates that are in the process of expanding sales of Star brite products in Europe, Asia and South America. These amounts had been advanced by the Company on open account and, through December 31, 2003, carried interest at the same rate charged to the Company on its line of credit.

     The Company has a business relationship with an entity owned by the President whereby research and development of current and new products are performed by this entity. Pursuant to such relationship the Company paid $30,000 annually to such affiliate during 2003 and 2002.

     On March 25, 1999, the Company granted two officers a five year option for 115,500 shares each, as adjusted for the Company's stock dividend distributions of 2000 and 2002, at an exercise price of $.758 representing the market price at the time of grant. Such grants were awarded in consideration of their making a loan to the Company in the amount of $400,000 from an affiliated company in which they are each 50% co-shareholders

                             PROPOSAL TWO - AUDITORS

     The Board of Directors has selected, subject to shareholder ratification, Berkovits, Lago & Company, LLP, Certified Public Accountants, as the independent auditors of the Company for the year ending December 31, 2004.

     Accounting services to be provided by Berkovits, Lago & Company, LLP, Certified Public Accountants, include the annual examination of the Company's consolidated financial statements and assistance and consultation regarding the Company's filings with the Securities and Exchange Commission.

     The Board of Directors anticipates that a representative of Berkovits, Lago & Company, LLP, Certified Public Accountants, will be present at the Annual Meeting of Shareholders. He will have the opportunity to make a statement if he so desires, although this is not anticipated, and he will be available to respond to questions.

     Fees paid to Berkovits, Lago & Company LLP for professional services rendered to the Company for the years ended December 31, 2003 and 2002 are summarized below:

                                           2003                   2002
                                           ----                   ----

         Audit fees                      $40,300                 $39,800
         Audit related fees                  -                       -
         Tax fees                            -                       -
         Other fees                          -                       -

     It is the policy of our Audit Committee to pre-approve all audit and non-audit services provided by Berkovits, Lago & Company LLP, which has performed no services, other than for the annual audit and quarterly reviews, which might raise any issue of their independence.


       The Board of Directors recommends a vote FOR this proposal.


SHARES OUTSTANDING AND VOTING RIGHTS:

     Directors and officers holding shares of the Company's Common Stock control in the aggregate 62.4% of the outstanding shares, and all intend to vote such shares in person or by proxy in favor of all proposals of the Board of Directors to be voted upon. A majority of the shares voting in favor of a proposal is sufficient to adopt it.

     The cost of preparing, assembling, and mailing the proxy and related materials will be borne by the Company. Proxies may also be solicited in person, by interview and telephone, and brokers and dealers in securities and others may be requested to forward proxy soliciting material to the beneficial owners of shares held of record by such persons. Similarly, proxies may be solicited by directors and officers at a nominal cost to the Company.

     The proxies named in the enclosed form of proxy and their substitutes will vote the Shares represented by the enclosed form of proxy, if the proxy appears to be valid on its face.

SHAREHOLDER PROPOSALS:

     It is anticipated that the next Annual Meeting of Shareholders will be held on or about 10:00 a.m., June 10, 2005. Shareholder proposals intended to be presented at the June 17, 2005 Annual Meeting pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, as amended, must be received, in writing, at the Company's offices at 4041 S. W. 47 Avenue, Fort Lauderdale, Florida 33314, by January 1, 2005 for inclusion in the Company' s Proxy Statement and Form of Proxy relating to that meeting.

Shareholder Communications with Directors:

     The Company has established a process by which shareholders can communicate with the Company's Board of Directors. Shareholders may communicate with the Board of Directors, or any of the Company's individual directors, by sending their communications to the Board of Directors, or to any individual director at the following address:

         Board of Directors
         Ocean Bio-Chem, Inc.
         4041 SW Forty-Seventh Avenue
         Fort Lauderdale, Florida 33314-4023

     All  shareholder   communications   received  by  the  Company's  Corporate
Secretary will be delivered to one or more members of the Board of Directors or, in the case of communications sent to an individual director, to such director.

Section 16(a), Beneficial Ownership Reporting Compliance:

     Section 16(a) of the Securities Act of 1934 requires the Company's officers and directors and persons who own more than 10% of the registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon review of Forms 3 and 4 and Amendments thereto furnished to the Company under Rule 16a-3(e) during its most recent fiscal year and Form 5 and Amendments thereto furnished to the Company with respect to its most recent fiscal year and any written representation referred to in Paragraph (b) (2) (I) of Item 405 of Regulation S-K, all filings were made.

  Director Attendance at the Annual Meeting:

     Although the Company does not have a formal policy with respect to director attendance at annual meetings, the Company strongly encourages directors to attend the annual meeting. All of our directors attended last year's annual meeting, and we expect that all of our directors will attend this year's annual meeting.

  OTHER BUSINESS:

     As of the date of this Proxy Statement, management of the Company is not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the best judgment of the persons voting them. A majority vote of the shares outstanding is necessary to approve any such matter

  JEFFREY TIEGER, SECRETARY


  /s/ Jeffrey Tieger
  Fort Lauderdale, Florida
  April 13, 2004

                              OCEAN BIO-CHEM, INC.
                              4041 S. W. 47 Avenue
                         Fort Lauderdale, Florida 33314


Proxy for Annual Meeting of Shareholders on June 3, 2004


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned  Shareholder of Ocean Bio-Chem,  Inc. hereby appoints Peter
G. Dornau and Jeffrey Tieger, and each of them as proxies of the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote and otherwise represent all of the shares of the Common Stock of Ocean Bio-Chem, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on June 3, 2004 at 10:00 a.m., local time, and at any adjournments thereof, with the same effect as if the undersigned were present and voting the shares, on the following matters and in the following manner.

     1. The election of the following persons as directors of the Company to serve until the next annual meeting of shareholders or until their successors shall be elected and shall qualify:

 Name:
  Peter G. Dornau       For   /    /        Withhold Authority    /    /
  Edward Anchel         For   /    /        Withhold Authority    /    /
  Jeffrey Tieger        For   /    /        Withhold Authority    /    /
  Laz L. Schneider      For   /    /        Withhold Authority    /    /
  James Kolisch         For   /    /        Withhold Authority    /    /
  John B. Turner        For   /    /        Withhold Authority    /    /
  Sonia B. Beard        For   /    /        Withhold Authority    /    /

The Board of Directors recommends a vote "FOR" Proposal 2 below.

     2. The approval, adoption and ratification of the selection by the Board of Directors of Berkovits, Lago & Company, LLP, Certified Public Accountants, as Auditors for the Company for the year ending December 31, 2004.

    For     /    /        Against     /    /             Abstain     /    /

     3. To vote or otherwise represent the shares on any other business or on other matters which should properly come before the meeting or any adjournments thereof according to their decision or according to the decision of the majority of them. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE AND THE PROXY IS RETURNED SIGNED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED "FOR" ITEMS (1) AND
(2) ABOVE. Unless specifically indicated, the execution of this proxy is an acknowledgment of the receipt of the Notice of Annual Meeting of Shareholders, Annual Report and Proxy Statement. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as Attorney, as Executor, Administrator, Trustee or Guardian, please give full title as such. If a company, please sign in full corporate name by President or other authorized officer. If partnership, please sign in partnership name by authorized person.


     PLEASE SIGN,  DATE AND RETURN PROMPTLY USING THE ENCLOSED  ENVELOPE.

Dated          , 2004

                                    Exhibit A
                              OCEAN BIO-CHEM, INC.
                        Restated Audit Committee Charter

Purpose

1.1 The Audit Committee is appointed by the Board of Directors of the Company to assist the Board in fulfilling its oversight responsibilities.

     1.2 The Committee's primary audit committee duties and responsibilities are to assist the Board with respect to:

 a. The adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial reports to the public.

     b. The independence and performance of the Company's internal auditors and external independent auditor ("Independent Auditor").

     c. The Company's compliance with legal and regulatory requirements.

     1.3 The Committee shall have the authority, in its discretion, to conduct investigations and retain, at the Company's expense, special legal, accounting or other consultants or experts to advise the Committee. Membership 2.1 The Committee shall be comprised of not less than three members of the Board.

     2.2 All members of the Committee shall meet the independence requirements specified by the Rules of the Securities and Exchange Commission.

     2.3 Each Committee member shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee.

     2.4 At least one member of the Committee shall have accounting or related financial management expertise. Committee Meetings

     3.1 The Committee shall hold meetings at least quarterly each fiscal year, and at any additional time as either the Board or Committee deems necessary.

     3.2 The Committee may request that members of management and/or the Company's Independent Auditor be present as needed.

     3.3  Minutes of each  meeting  will be kept and  distributed  to the entire
Board.

     3.4 The presence of a majority of Committee members at any meeting shall constitute a quorum.

General Principles as to Independent Auditor

     4.1 The Committee adopts the following principles with respect to the Company's Independent Auditor:

         a. The Committee shall recommend to the Board the appointment of the Independent Auditor which is ultimately accountable to the Board and the Committee.

     b. The Committee shall evaluate the performance of the Independent Auditor and, if so determined by the Committee, recommend that the Board replace the Independent Auditor. The evaluation shall include the quality control procedures and the experience and qualifications of senior members of the Independent Auditor.

     c. The Committee shall review and approve the scope of the audit and the audit fees to be paid to the Independent Auditor, as well as any significant variations to the original scope and the associated fees.

     d. If the Company's Independent Auditor identifies a significant problem which is not being adequately addressed by management, it should be communicated immediately to the Committee by the Independent Auditor.

4.2 The Committee shall
undertake the following with respect to the Independent Auditor's  independence:

a. Ensure that the Independent Auditor submits annually, a formal written statement including the written disclosures required by Independence Standards Board Standard No. 1 delineating all relationships between the Independent Auditor and the Company, including whether any of the Company's senior finance personnel were recently employed by the Independent Auditor.

     b. Exercise any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor.

     c. Take appropriate action in response to the Independent Auditor's report to satisfy itself of the Independent Auditor's independence.

     d. Review and approve any services and the fees associated with such services provided by the Independent Auditor.

Primary Responsibilities--Audit

Audits

     5.1 The Committee shall review and discuss with management the audited financial statements of the Company and the results of the year-end audit by the Company's Independent Auditor and internal auditing.

     5.2 The Committee shall discuss with the Independent Auditor the matters the Independent Auditor determines are required to be discussed by Statement on Auditing Standards No. 61.

     5.3 The Committee shall discuss with management and the Independent Auditor alternative accounting methods that may be acceptable under GAAP. In addition, the Committee shall also discuss with management and the Company's Independent Auditor the effect of regulatory and accounting initiatives and any off-balance sheet structures.

     5.4 The Committee shall discuss with management the Company's compliance with applicable legal requirements and the Company's Code of Conduct including disclosures of insider and related party transactions and the Committee shall ask the Independent Auditor to comment on these matters as appropriate.

     5.5 The Committee shall review with management and the Independent Auditor any non-routine correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

     5.6 Based on the review and discussions with management and the Independent Auditor, the Committee will advise the Board of Directors whether it recommends that the audited financial statements be included in the Company's annual report on Form 10-K (or incorporated from the Annual Report to Shareowners).

     5.7 The Committee or the Chairman of the Committee shall discuss with management and the Company's Independent Auditor the matters the Independent Auditor determines are required to be discussed by Statement on Auditing Standards No. 71 regarding the interim quarterly financial statements prior to filing the Form 10-Q with the Securities and Exchange Commission.

Internal Controls

     5.8 The  Committee  shall  discuss  with  management  and  the  Independent
Auditor: a. The adequacy of the Company's internal accounting controls and the financial reporting process. b. The status of internal control recommendations made by the Independent Auditor and Internal Auditing.

     5.9 The Committee shall discuss with Internal Auditing the overall scope and plans for their internal audits, including the adequacy of staffing, and coordination of the scope with the Independent Auditor.

     5.10 The Committee shall periodically receive reports from and discuss with the Company's President and outside counsel the adequacy of the policies and practices of the Company related to compliance with key regulatory requirements, conflicts of interest and ethical conduct, including any potential or actual conflicts of interest involving directors or officers of the Company.

Other

     5.11 The Committee shall with the Company's Counsel any material government investigations, litigation or legal matters.

     5.12 The Committee shall review the appointment and replacement of the Company's senior internal auditing executive.

Scope of Responsibilities

6.1 The Committee shall:

     a. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     b. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     7.1  The  Committee  shall  obtain   assurances  from  management  and  the
independent auditors that the auditors.

                                    Exhibit B
                              OCEAN BIO-CHEM, INC.
                                 Code of Ethics

I.       General Statement of Business Philosophy

     The commitment to excellence is fundamental to the philosophy of the Company. This commitment to excellence means that employees share a common set of objectives and benefit from the achievement of those objectives.

     One essential objective is our conviction to uphold ethical standards in all our corporate activities. These standards apply to all the Company's activities. The purpose of this Code of Ethics is to provide basic guidelines for situations in which ethical issues arise.

     We strive to do business with customers and suppliers of sound business character and reputation. We do not knowingly support any public or private organization which espouses discriminatory policies or practices. We expect all our employees to perform their work with honesty, truthfulness and integrity.

     It is the policy of the Company to comply with all applicable laws, including, without limitation, employment, discrimination, health, safety, antitrust, securities and environmental laws. No director, officer, executive or manager of the Company has authority to violate any law or to direct another employee or any other person to violate any law on behalf of the Company.

     Each employee and non-employee director of the Company is, and will be held, responsible for the observance of this Code of Ethics. If any employee has questions about any section of this Code of Ethics, he or she should direct all questions to his or her immediate supervisor or Ed Anchel, CFO. If an employee becomes aware that another employee has violated this Code of Ethics, he or she is obligated to report it in accordance with procedures set forth below. No one has the authority to retaliate against an employee who reports a possible violation. Failure to comply with any of the provisions of this Code of Ethics subjects the employee to disciplinary measures up to and including termination.

II.      Policies and Practices

     A. Conflicts of Interest

     A conflict of interest may arise in any situation in which an employee's loyalties are divided between business interests that, to some degree, are incompatible with the interests of the Company. All such conflicts should be avoided. The Company demands absolute integrity from all its employees and will not tolerate any conduct that falls short of that standard. The Company expects that no employee will knowingly place himself or herself in a position that would have the appearance of being, or could be construed to be, in conflict with the interests of the Company. Some of the more sensitive areas of conflicts of interest and the Company's related guidelines are as follows:

     1. Accepting Gifts and  Entertainment

     The Company's aim is to deter givers of gifts from seeking or receiving special favors from Company employees. (For guidelines concerning the giving of gifts to, or entertainment of, customers and others by Company employees, employees are referred to paragraph F., below) Accepting any gift of more than nominal value or entertainment that is more than a routine social amenity can appear to be an attempt to influence the recipient into favoring a particular customer, vendor, consultant or the like. To avoid the reality and the appearance of improper relations with current or prospective customers, vendors and consultants, employees should observe the following guidelines when deciding whether or not to accept gifts or entertainment:

     a.  Gifts

     Gifts such as merchandise or products, as well as personal services or favors may not be accepted unless they have a value of less than $50. This dollar limit is intended to serve as a guideline, and employees are urged to consult with the Ed Anchel, CFO before accepting any gifts of more than nominal value. Gifts of any amount may never be solicited. A gift of cash or securities may never be accepted.

     In some international business transactions, it is customary and lawful for business leaders in a host country to give gifts to Company employees. These gifts may be of more than nominal value and under the circumstances returning the gifts or paying for them may be an affront to the giver. In such a situation, the gift must be reported to the employee's supervisor. In all other instances where gifts cannot be returned and offering to pay for them would adversely affect continuing business relationships, supervisors must be notified. In some cases, the gift may be retained by the Company, at its sole discretion, and not the individual.

     b. Entertainment

     Normal business entertainment such as lunch, dinner, theater, a sporting event, and the like, is appropriate if of a reasonable nature and in the course of a meeting or another occasion, the purpose of which is to hold bona fide business discussions or to foster better business relations. All such entertainment should be reported (in advance, if practical) by the employee to his or her supervisor. No employee may accept tickets or invitations to entertainment when the prospective host will not be present at the event with the employee.

     2. Outside Activities

     It is the policy of the Company that no employee is to have a "free-lance" or "moonlighting" activity that will materially encroach on the time or attention which should be devoted to the employee's duties; adversely affect the quality of work performed; compete with the Company's activities; imply sponsorship or support by the Company of the outside employment or organization; or adversely affect the good name of the Company. All free-lance or moonlighting activities require the prior written approval of the employee's supervisor. Employees who free-lance or moonlight may not use Company time, facilities, resources, or supplies for such work.

     3. Interests in Other Businesses

     Unless approved in advance by an employee's supervisor, neither an employee nor his or her spouse, domestic partner, or any other member of the employee's immediate family may directly or indirectly have a financial interest (whether as an investor, lender, employee or other service provider) in a competitor, or in a customer or supplier if that employee or his or her subordinates deal directly or indirectly with that customer or supplier in the course of his or her job with the Company.

     4. Use of Company  Property and  Information

     All employees are responsible for the proper use of the Company's physical resources and property, as well as its proprietary and other confidential information. Unless otherwise prohibited by an employee's supervisor, reasonable incidental use of a Company telephone, computer or other equipment is permitted.

     a. Company Property and Facilities Company property, facilities or physical resources may not be used for solicitation or distribution activities which are not related to an employee's services to the Company, except for charitable activities that have been approved in writing in advance by the Company. Employees may not solicit any other employee during working time, nor may employees distribute literature in work areas at any time. Under no circumstances may an employee disturb the work of others to solicit or distribute literature to them during their working time. Persons not employed by the Company may not solicit Company employees for any purposes on Company premises.

     Any employee found to be engaging in, or attempting, theft of any property of the Company, including documents, equipment, intellectual property, personal property of other employees, cash or any other items of value will be liable to immediate summary dismissal and possible criminal proceedings against them. All employees have a responsibility to report any theft or attempted theft to the Company's management.

     b. Company Proprietary and Other Confidential Information

     The Company operates in several different and extremely competitive markets. Every employee should be aware that in any competitive environment, proprietary information and trade secrets must be safeguarded in the same way that all other important Company assets are protected. Information concerning pricing, products and services that are being developed, and other such trade secrets, including information pertaining to any prospective Company acquisition or divestiture, must be held in the strictest confidence, and reasonable prudence and care should be exercised in dealing with such information in order to avoid inadvertent inappropriate disclosure. This information must not be used in any way other than as required in performing employment duties. All files, records and reports acquired or created in the course of employment are the property of the Company. Originals or copies of such documents may be removed from the Company's offices for the sole purpose of performing the employee's duties to the Company and must be returned at any time upon request.

     c. Trademarks, Service Marks and Copyrights

     Trademarks and service marks - words, slogans, symbols, logos or other devices used to identify a particular source of goods or services - are important business tools and valuable assets which require care in their use and treatment. No employee may negotiate or enter into any agreement respecting the Company's trademarks, service marks or logos without first consulting the President. The Company also respects the trademark rights of others and any proposed name of a new product, financial instrument or service intended to be sold or rendered to customers must be submitted to Ed Anchel, CFO for clearance prior to its adoption and use. Similarly, using the trademark or service mark of another company, even one with whom our Company has a business relationship, always requires clearance or approval by the President, to ensure that the use of that other Company's mark is proper.

     Employees must avoid the unauthorized use of copyrighted materials of others and should confer with Ed Anchel, CFO if they have any questions regarding the permissibility of photocopying, excerpting, electronically copying or otherwise using copyrighted materials. In addition, simply because material is available for copying, such as matter downloaded from the Internet, does not mean that it is automatically permissible to copy or recirculate (by, for example, email or posting to an intranet facility). All copies of work that is authorized to be made available for ultimate distribution to the public, including all machine-readable works such as computer software, must bear the prescribed form of copyright notice.

     The Company is legally entitled to all rights in ideas, inventions and works of authorship relating to its business that are made by employees during the scope of their employment with the Company or using the resources of the Company ("Employee Developments"). As a condition of employment, employees are required to promptly disclose all Employee Ideas to their supervisor, and to execute the necessary documentation to transfer all Employee Developments to the Company to evidence their ownership, or to obtain legal protection for them.

     5. Company Political Involvement Employees are free to exercise the right to make political contributions within legal limits, unless such a contribution is otherwise prohibited by other policies of the Company. The Company will not reimburse any employee for political contributions, and employees should not attempt to receive or facilitate such reimbursements. Generally, no contribution may be made with the expectation of favorable government treatment in return. In any event, all contributions, by whomever made, are subject to a series of complex and sometimes inconsistent sets of rules governing, among other things, the amount of, and manner in which, contributions may be made. Any questions about compliance should be directed to the President. In addition, any political activity or contribution by an employee which might appear to constitute an endorsement or contribution by the Company must be approved in advance by the President.

     B. Securities Laws

     Employees may not trade in (or even recommend) Company stock based on inside information. "Insider trading" is the purchase or sale of a publicly traded security while in possession of important non-public information about the issuer of the security. Such information includes, for example, non-public information on Company earnings, significant gains or losses of business, or the hiring, firing or resignation of a Director or Officer of the Company. Insider trading, as well as "tipping," which is communicating such information to anyone who might use it to purchase or sell securities, is prohibited by the securities laws. When in doubt, information obtained as an employee of the Company should be presumed to be important and not public.

     Employees who have questions pertaining to the sale or purchase of a security under circumstances that might involve confidential information or securities laws should consult with the Ed Anchel, CFO. He may refer individuals to their personal attorneys.

     C. Antitrust Laws

     The federal government, most state governments, the European Economic Community and many foreign governments have enacted antitrust or "competition" laws. These laws prohibit "restraints of trade," which is certain conduct involving competitors, customers or suppliers in the marketplace. Their purpose is to ensure that markets for goods and services operate competitively and efficiently, so that customers enjoy the benefit of open competition among their suppliers and sellers similarly benefit from competition among their purchasers. In the United States and some other jurisdictions, violations of the antitrust laws can lead to substantial civil liability - triple the actual economic damages to a plaintiff. Moreover, violations of the antitrust laws are often treated as criminal acts that can result in felony convictions of both corporations and individuals.

     Strict compliance with antitrust and competition laws around the world is essential. These laws are very complex. Some types of conduct are always illegal under the antitrust laws of the Untied States and many other countries. Employees and other representatives of the Company must be alert to avoid even the appearance of such conduct. These are:

     1. Agreements with competitors:

     - to set prices or any other economic terms of the sale, purchase or license of goods or services, to use a common method of setting prices, or to set any conditions of sale or purchase;

     - on any terms of a bid or whether or not to bid;

     - to allocate or limit customers, geographic territories, products or services, or not to solicit business from each other in one or more ways;

     - not to do business with (to "boycott") one or more customers, suppliers, licensors or licensees; and

     - to limit production volume or research and development, to refrain from certain types of selling or marketing of goods or services, or to limit or standardize the features of products or services.

     2. Agreements with customers or licensees on the minimum resale price or price levels (e.g., discounts) of the Company's goods or services.

     Other activities are not absolutely illegal, but will be legal in some market situations and illegal in others. Some of these types of conduct involve agreements with third parties such as competitors, customers, suppliers, licensees or licensors. Others involve unilateral actions that may result in claims that the Company has monopolized or attempted to monopolize a market. These types of conduct are described below:

     - "Predatory" pricing, or pricing below some level of cost, with the effect of driving at least some competition from the market;

     - Exclusive dealing arrangements that require customers or licensees not to deal in the goods or services of the Company's competitor;

     - Reciprocal purchase agreements that condition the purchase of a product on the seller's agreement to buy products from the other party;

     - "Tying" arrangements, in which a seller conditions its agreement to sell a product or service that the buyer wants on the buyer's agreement to purchase a second product that the buyer would prefer not to buy or to buy elsewhere on better terms;

     - "Bundling" or market share discounts in which the final price depends on the customer's purchase of multiple products or on allocating a specified percentage of its total purchases to the Company's products;

     - "Price discrimination," or selling to different purchasers of the Company's products at different prices or on other different economic terms of the purchase, or offering different promotional allowances or services in connection with the customer's resale of the products, without complying with the specific exceptions permitted under the law; and

     - Agreements with customers or licensees on the maximum resale price or price levels of the Company's goods or services.

     - This Code of Ethics is not intended as a comprehensive review of the antitrust laws, and is not a substitute for expert advice. If any employee has questions concerning a specific situation, he or she should contact Ed Anchel, CFO before taking action.

     D. International Operations Laws and customs vary throughout the world, but all employees must uphold the integrity of the Company in other nations as diligently as they would do so in the United States. When conducting business in other countries, it is imperative that employees be sensitive to foreign legal requirements and United States laws that apply to foreign operations, including the Foreign Corrupt Practices Act. The Foreign Corrupt Practices Act generally makes it unlawful to give anything of value to foreign government officials, foreign political parties, party officials, or candidates for public office for the purposes of obtaining, or retaining, business for the Company. Employees should contact the Ed Anchel, CFO if they have any questions concerning a specific situation.

     E. Relationships with Public Officials Some employees do business with federal, state or local government agencies. All employees engaged in business with a governmental body or agency must know and abide by the specific rules and regulations covering relations with public agencies. Such employees must also conduct themselves in a manner that avoids any dealings which might be perceived as attempts to influence public officials in the performance of their official duties.

     F. Bribery, Kickback and Fraud

     No funds or assets of the Company shall be paid, loaned or otherwise disbursed as bribes, "kickbacks," or other payments designed to influence or compromise the conduct of the recipient; and no employee of the Company shall accept any funds or other assets (including those provided as preferential treatment to the employee for fulfilling their responsibilities), for assisting in obtaining business or for securing special concessions from the Company.

     Company employees should conduct their business affairs in such a manner that the Company's reputation will not be impugned if the details of their dealings should become a matter of public discussion.

     Employees must not engage in any activity, which degrades the reputation or integrity of the Company.

     To illustrate the strict ethical standard the Company expects every employee to maintain, the following conduct is expressly prohibited:

     1. Payment or receipt of money, gifts, loans or other favors which may tend to influence business decisions or compromise independent judgment;

     2. Payment or receipt of rebates or "kickbacks" for obtaining business for or from the Company;

     3. Payment of bribes to government  officials to obtain favorable  rulings;
and

     4. Any other activity that would similarly degrade the reputation or integrity of the Company.

     Any employee found to be receiving, accepting or condoning a bribe, kickback, or other unlawful payment, or attempting to initiate such activities, will be liable to termination and possible criminal proceedings against them. Any employee found to be attempting fraud or engaging in fraud will be liable to termination and possible criminal proceedings against them. All employees have a responsibility to report any actual or attempted bribery, kickback or fraud to the Company.

     G. Sanctions and Trade Embargoes

                  The United States government uses economic sanctions and trade embargoes to further various foreign policy and national security objectives. Employees must abide by all economic sanctions or trade embargoes that the United States has adopted, whether they apply to foreign countries, political organizations or particular foreign individuals and entities. Inquires regarding whether a transaction on behalf of the Company complies with applicable sanction and trade embargo programs should be referred to the Ed Anchel, CFO.

     H. Books and Records

     All employees with supervisory duties should establish and implement appropriate internal accounting controls over all areas of their responsibility to ensure the safeguarding of the assets of the Company and the accuracy of its financial records and reports. The Company has adopted controls in accordance with internal needs and the requirements of applicable laws and regulations. These established accounting practices and procedures must be followed to assure the complete and accurate recording of all transactions. All staff, within their areas of responsibility, are expected to adhere to these procedures, as directed by appropriate Company officers.

     Any accounting adjustments that materially depart from GAAP must be approved by the audit committee and reported to the Company's independent auditors. In addition, all material off-balance-sheet transactions, arrangements and obligations, contingent or otherwise, and other relationships of the Company with unconsolidated entities or other persons that may have material current or future effects on the financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses must be disclosed to the audit committee and the Company's independent auditors.

     No employee or non-employee director may interfere with or seek to improperly influence, directly or indirectly, the auditing of the Company's financial records. Violation of these provisions shall result in disciplinary action, up to and including termination, and may also subject the violator to substantial civil and criminal liability.

     If an employee becomes aware of any improper transaction or accounting practice concerning the resources of the Company, he or she should report the matter immediately to his or her supervisor or to a member of the audit committee. Employees may also file a confidential, anonymous complaint with the Audit Committee of the Board of Directors if they have information regarding questionable accounting or auditing matters. There will be no retaliation against employees who disclose questionable accounting or auditing matters.

     I. Employment Policies

     The Company is committed to fostering a work environment in which all individuals are treated with respect and dignity. Each individual should be permitted to work in a business-like atmosphere that promotes equal employment opportunities and prohibits discriminatory practices, including harassment. Therefore, the Company expects that all relationships among persons in the workplace will be business-like and free of unlawful bias, prejudice and harassment. It is the Company's policy to ensure equal employment opportunity without discrimination or harassment on the basis of race, color, national origin, religion, sex, age, disability, or any other status protected by law.

     It is the Company's policy to comply with all applicable wage and hour laws and other statutes regulating the employer-employee relationship and the workplace environment. To the extent the Company deals with labor unions, it is illegal under federal and state law for the Company or any of its employees or agents to pay to or receive anything of value from any labor organization.

     No Company employee may interfere with or retaliate against another employee who seeks to invoke his or her rights under the laws governing labor and employee relations. If any employee has any questions about the laws or Company policies governing labor and employee relations matters, he or she should consult the Human Resources Department.

     The Company is committed to providing a safe workplace for all employees. In addition, several laws and regulations impose responsibility on the Company to safeguard against safety and health hazards. For that reason, and to protect the safety of themselves and others, employees and other persons who are present at Company facilities are required to follow carefully all safety instructions and procedures that the Company adopts. Questions about possible health and safety hazards at any Company facility should be directed immediately to the employee's supervisor.

     J. Computer, E-mail and Internet Policies

     Every employee is responsible for using the Company's computer system, including, without limitation, its electronic mail (E-mail) system and the Internet (collectively, the "Computer System"), properly and in accordance with Company policies. Any questions about these policies should be addressed to the employee's immediate supervisor or Ed Anchel, CFO. Employees should be aware of, among other matters, the following:

     1. The Computer System Is Company Property

     The computers that employees are provided or have access to for work and the E- mail system are the property of the Company and have been provided for use in conducting Company business. All communications and information transmitted by, received from, created or stored in its Computer System (whether through word processing programs, E-Mail, the Internet or otherwise) are Company records and property of the Company.

     2. No Expectation of Privacy

     The Company has the right, but not the duty, for any reason and without the permission of any employee, to monitor any and all of the aspects of its Computer System, including, without limitation, reviewing documents created and stored on its Computer System, deleting any matter stored in its system, monitoring sites visited by employees on the Internet, monitoring chat and news groups, reviewing material downloaded or uploaded by users from the Internet, and reviewing E-Mail sent and received by users. Employees should not have an expectation of privacy in anything they create, store, send or receive on the Computer System.

     3. Professional Use of Computer System Required; Other Policies Apply

     Employees are reminded to be courteous to other users of the system and always to conduct themselves in a professional manner. The Company's policies against discrimination and harassment (sexual or otherwise) apply fully to the Company's Computer System, and any violation of those policies is grounds for discipline up to and including discharge.

     4. Offensive and Inappropriate Material; Illegal Activities

     Company policies prohibit using the Company's Computer System to send or receive messages or files that are illegal, sexually explicit, abusive, offensive or profane.

     5. Solicitations

     The Company's Computer System may not be used to solicit for religious or political causes, commercial enterprises, outside organizations, or other activities not related to an employee's services to the Company.

     6. Copyrights and Trademarks

     The Company's  Computer  System may not be used to send (upload) or receive
(download)   copyrighted   materials,   trade  secrets,   proprietary  financial
information, or similar materials.

     K. Document Retention

     The space available for the storage of Company documents, both on paper and electronic, is limited and expensive. Therefore, periodic discarding of documents is necessary. On the other hand, there are legal requirements that certain records be retained for specific periods of time. Before disposing of documents, employees should consult the President. Employees who are unsure about the need to keep particular documents should consult with their supervisor, so that a judgment can be made as to the likelihood that the documents will be needed.

     Whenever it becomes apparent that documents of any type will be required in connection with a lawsuit or government investigation, all possibly relevant documents should be preserved, and ordinary disposal or alteration of documents pertaining to the subjects of the litigation or investigation should be immediately suspended. If an employee is uncertain whether documents under his or her control should be preserved because they might relate to a lawsuit or investigation, he or she should contact the President.

     L. Former Government Employees

     Many laws restrict the hiring as an employee or retaining as a consultant of a government employee other than secretarial, clerical, or other low salary grade employees. These restrictions also cover informal arrangements for prospective employment under certain circumstances. Therefore, written clearance must be obtained from the President before discussing proposed employment with any current government employee and before hiring or retaining any former government employee who left the government within the past two years.

     III. Compliance with the Code of Ethics

     All employees  have a  responsibility  to understand and follow the Code of
Ethics. In addition, all employees are expected to perform their work with honesty and integrity in any areas not specifically addressed by the Code of
Ethics. A violation of this Code of Ethics may result in appropriate disciplinary action including the possible termination from employment with the Company, without additional warning.

     The Company strongly encourages dialogue among employees and their supervisors to make everyone aware of situations that give rise to ethical questions and to articulate acceptable ways of handling those situations. In addition, each officer and supervisory employee of the Company has an obligation to annually certify that he or she has read and reviewed this Code of Ethics with his or her subordinates, and every employee must certify that he or she has read this Code of Ethics and to the best of his or her knowledge is in compliance with all its provisions.

     The Code of Ethics reflects general principles to guide employees in making ethical decisions and cannot and is not intended to address every specific situation. As such, nothing in this Code of Ethics prohibits or restricts the Company from taking any disciplinary action on any matters pertaining to employee conduct, whether or not they are expressly discussed in this document. The Code of Ethics is not intended to create any expressed or implied contract with any employee or third party. In particular, nothing in this document creates any employment contract between the Company and any of its employees.

     The Board of Directors of the Company has the exclusive responsibility for the final interpretation of the Code of Ethics. The Code of Ethics may be revised, changed or amended at any time by the Board of Directors of the Company.

     IV. Reporting Suspected Non-Compliance

     A. General Policy:

     To assist in the administration of the Code of Ethics, the Company has established the position of Compliance Officer. As part of its commitment to ethical and legal conduct, the Company expects its employees to bring to the attention of the Compliance Officer, or any of the people he or she designates, information about suspected violations of this Code of Ethics or of law by any Company employee or agent. The initial Compliance Officer is Ed Anchel, CFO. Employees who have information about suspected improper accounting or auditing matters should bring it to the attention of their supervisors and/or a member of the audit committee, or submit an anonymous complaint. Employees are required to come forward with any such information, without regard to the identity or position of the suspected offender. The Company will treat the information in a confidential manner (consistent with appropriate evaluation and investigation) and will seek to ensure that no acts of retribution or retaliation will be taken against anyone for making a report.

     Because failure to report criminal activity can itself be understood to condone the crime, we emphasize the importance of reporting. Failure to report knowledge of wrongdoing may result in disciplinary action against those who fail to report.

     B. Complaint Procedure

     Notification of Complaint - Information about known or suspected violations by any employee or agent should be reported promptly. Whenever practical an employee should do so in writing.

     Investigation - Reports of violations will be investigated under the Compliance Officer's supervision, as he or she finds appropriate. Employees are expected to cooperate in the investigation of reported violations.

     Confidentiality - The Compliance Officer will not, to the extent practical and appropriate under the circumstances to protect the privacy of the persons involved, disclose the identity of anyone who reports a suspected violation or who participates in the investigation. Employees should be aware that the Compliance Officer, and those assisting him or her are obligated to act in the best interests of the Company, and do not act as personal representatives or lawyers for employees.

     Protection Against Retaliation - Retaliation in any form against an individual who reports a violation of this Code of Ethics or of law, even if the report is mistaken, or who assists in the investigation of a reported violation, is itself a serious violation of this policy. Acts of retaliation should be reported immediately and will be disciplined appropriately.

     Please indicate that you have received, read and will abide by this statement of policy by signing your name and dating the attached acknowledgment and returning it promptly to your supervisor.

ACKNOWLEDGMENT

     I certify that I have received and read and that I will abide by the Ocean Bio-Chem, Inc. Company Code of Ethics distributed to me on


 _____________  ____, 2004.                --------------------------------
                                           (Signature)


                                           --------------------------------
                                           (Print your name)

                                           _____________  ____, 2004.